UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2023 (March 14, 2023)

SHOE CARNIVAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Indiana	0-21360	35-1736614
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7500 East Columbia Street Evansville, Indiana		47715
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (812) 867-4034

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SCVL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 14, 2023, the Compensation Committee established the performance criteria and targets for the fiscal 2023 bonus payable in fiscal 2024 under the Company’s Executive Incentive Compensation Plan. The performance criterion is operating income, calculated in accordance with U.S. generally accepted accounting principles (“Operating Income”). Subjective factors based on an executive officer’s individual performance can reduce an executive officer’s bonus. Performance below the threshold level would result in no payout, performance at the threshold level of performance would result in a payout at 25% of the executive officer’s target bonus amount and performance at the maximum level of performance would result in a payout at 175% of the executive officer’s target bonus amount (or 150% of his target bonus amount, in the case of Mr. Edwards), with payout for performance between threshold and target and between target and maximum Operating Income interpolated.

The following table sets forth the percentage of salary the Company’s executive officers could earn based upon the attainment of the various levels of Operating Income:

	Percentage of Annual Salary
Name	Threshold	Target	Maximum
Mark J. Worden	31.25%	125.00%	218.75%
Carl N. Scibetta	18.75%	75.00%	131.25%
Marc A. Chilton	18.75%	75.00%	131.25%
Patrick C. Edwards	10.00%	40.00%	60.00%

In addition, as previously announced, Erik Gast has been appointed the Company's Executive Vice President, Chief Financial Officer, effective as of April 24, 2023. Upon the commencement of his employment, Mr. Gast will be eligible to earn a bonus for fiscal 2023 payable under the Executive Incentive Compensation Plan as follows: 18.75% of his base salary at threshold performance, 75% at target performance and 131.25% at maximum performance, with the award prorated based on his start date.

J. Wayne Weaver, Chairman of the Company’s Board of Directors and an executive officer, and Clifton E. Sifford, Vice Chairman of the Board and an executive officer, will not participate in the Executive Incentive Compensation Plan in fiscal 2023. W. Kerry Jackson, the Company’s Senior Executive Vice President, Chief Financial and Administrative Officer and Treasurer, also will not participate in the Executive Incentive Compensation Plan in fiscal 2023 in light of his retirement from the Company in May 2023.

On March 14, 2023, the Compensation Committee also granted service-based restricted stock units and performance stock units under the 2017 Equity Incentive Plan (the “2017 Plan”) to the following executive officers:

Name	Target Number of Performance Stock Units Awarded	Service-Based Restricted Stock Units Awarded
Mark J. Worden	51,263	34,175
Carl N. Scibetta	14,153	9,435
Marc A. Chilton	12,259	8,172
Patrick C. Edwards	4,056	2,704

In addition, upon the commencement of his employment, Mr. Gast will be granted a prorated annual equity grant for fiscal 2023 equal to 100% of his prorated base salary, allocated 60% to performance stock units (at the target level of performance) and 40% to service-based restricted stock units, using the same grant price to determine the equity awards for the other executive officers on March 14, 2023.

The performance stock units may be earned based on the Company’s net income per diluted share for fiscal 2023. The Compensation Committee established a range of goals at threshold, target and maximum levels for which 25% to 175% of the target number of performance stock units may be earned, with payout for performance between threshold and target and between target and maximum net income per diluted share interpolated. Performance below the threshold level would result in forfeiture of all of the performance stock units. Any earned performance stock units will vest in full on March 31, 2026, provided that the executive officer maintains continuous service with the Company through such date.

The service-based restricted stock units granted to the executive officers vest 33% on March 31, 2025 and 67% on March 31, 2026, provided that the executive officer maintains continuous service with the Company through such dates.

The restricted stock units and the performance stock units will be subject to the terms and conditions of the 2017 Plan. The 2017 Plan was previously filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on June 15, 2017. The service-based restricted stock units will also be subject to the terms and conditions of the Company’s award agreement for service-based restricted stock units granted to executive officers under the 2017 Plan (the “RSU Award Agreement”). The form of RSU Award Agreement was previously filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the SEC on March 15, 2022. The performance stock units will also be subject to the terms and conditions of the Company’s 2023 award agreement for performance stock units granted to executive officers under the 2017 Plan (the “PSU Award Agreement”). The foregoing description of the PSU Award Agreement is intended only as a summary and is qualified in its entirety by reference to the form of PSU Award Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 14, 2023, the Board of Directors of the Company amended the Company’s By-Laws to implement certain procedural mechanisms related to shareholder nominations of directors under Rule 14a-19 (“Rule 14a-19”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These amendments were effective immediately. The amendments implement the following changes to the By-Laws:

•
Require a shareholder soliciting proxies in support of director nominees, other than the Company’s director nominees, to certify their compliance with Rule 14a-19 and, upon request of the Company, to deliver reasonable evidence of such compliance to the Company no later than five business days prior to the date of the applicable meeting of shareholders;
•
Provide that, unless otherwise required by law, if a shareholder provides notice under Rule 14a-19 and subsequently: (i) notifies the Company that such shareholder no longer intends to solicit proxies in support of director nominees other than the Company’s director nominees in accordance with Rule 14a-19; (ii) fails to comply with the requirements of Rule 14a-19; or (iii) fails to provide reasonable evidence sufficient to satisfy the Company that the requirements of Rule 14a-19 have been met, then the shareholder’s nominations shall be deemed null and void and the Company shall disregard any proxies or votes solicited for any nominee proposed by such shareholder;
•
Reserve white proxy cards for use by the Company’s Board of Directors only; and
•
Incorporate other technical, clarifying and conforming changes.

This summary is qualified in its entirety by reference to the full text of the Company’s By-Laws, as amended on March 14, 2023, which are attached hereto as Exhibit 3.B and are incorporated herein by reference. A marked copy of the Company’s By-Laws, as amended effective March 14, 2023, is attached hereto as Exhibit 3.B(i) and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

The following items are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.	Exhibits
3.B	By-Laws of Shoe Carnival, Inc., as amended effective March 14, 2023
3.B(i)	By-Laws of Shoe Carnival, Inc. (marked to show the amendments effective March 14, 2023)
10.1	Form of 2023 Performance Stock Unit Award Agreement under the Shoe Carnival, Inc. 2017 Equity Incentive Plan (Executive Officers)
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOE CARNIVAL, INC.
(Registrant)
Date: March 17, 2023	By:	/s/ W. Kerry Jackson
W. Kerry Jackson
Senior Executive Vice President
Chief Financial and Administrative Officer and Treasurer